UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Nevada	000-51044	01-0668846
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada	89101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 878-0700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

Community Bancorp has updated its investor presentation package to include financial information through September 30, 2008. A copy of the presentation will be available on October 28, 2008 through the Investors page of the Company’s website at www.community-bancorp.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP
(Registrant)
Date:	October 28, 2008

/s/Edward M. Jamison

Edward M. Jamison, President, Chief Executive Officer and Chairman of the Board